UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 27, 2007

Altus Pharmaceuticals Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-51711	04-3573277
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

125 Sidney Street, Cambridge, Massachusetts		02139
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-299-2900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

Collaboration and License Agreement

On February 21, 2007, the Collaboration and License Agreement (the "Collaboration Agreement"), dated as of December 19, 2006, between Altus Pharmaceuticals Inc. ("Altus") and Genentech, Inc. ("Genentech") became effective following the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and satisfaction of the other closing conditions.

A summary description of the Collaboration Agreement is contained in Item 1.01 of the Current Report on Form 8-K filed by Altus with the Securities and Exchange Commission (the "SEC") on December 22, 2006 and is incorporated herein by reference. Such summary description of the Collaboration Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Collaboration Agreement (as redacted in accordance with a request for confidential treatment), which is filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Altus with the SEC on February 1, 2007 and incorporated herein by reference.

Common Stock Purchase Agreement

On February 27, 2007, Altus issued and sold to Genentech 794,575 shares (the "Shares") of common stock, $0.01 par value per share, of Altus for an aggregate purchase price of $15,000,000 pursuant to the terms of the Common Stock Purchase Agreement, dated as of December 19, 2006, between Altus and Genentech (the "Stock Purchase Agreement").

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

On February 27, 2007, in connection with the issuance and sale of the Shares, Altus and Genentech entered into a Registration Rights Agreement (the "Registration Rights Agreement"), pursuant to which Altus granted Genentech rights to cause Altus to register the Shares under the Securities Act of 1933, as amended, on a Form S-3 registration statement upon demand at any time after the later of (i) April 30, 2007 and (ii) the date that Altus is eligible to use a Form S-3 registration statement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above with respect to the issuance and sale of the Shares to Genentech is incorporated herein by reference.

The Shares were issued to Genentech in reliance on the exemption from the registration provisions of the Securities Act of 1933, as amended, set forth in Section 4(2) promulgated thereunder relative to sales by an issuer not involving any public offering. Genentech represented to Altus in the Stock Purchase Agreement that it acquired the Shares for investment purposes and not distribution, that it can bear the risks of the investment and that it received from Altus and Altus’ management all of the information that Genentech considered appropriate to evaluate whether to purchase the Shares.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
See Exhibit Index attached hereto.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altus Pharmaceuticals Inc.

March 1, 2007	By:	Jonathan I. Lieber

Name: Jonathan I. Lieber
Title: Vice President, Chief Financial Officer and Treasurer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Common Stock Purchase Agreement, dated as of December 19, 2006, between Altus Pharmaceuticals Inc. and Genentech, Inc.
10.2	Registration Rights Agreement, dated as of February 27, 2007, between Altus Pharmaceuticals Inc. and Genentech, Inc.